Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of L-3 Communications Holdings, Inc. (“L-3 Holdings”) and L-3 Communications Corporation (“L-3 Communications”; together with L-3 Holdings referred to as “L-3”) on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael T. Strianese, Chairman, President and Chief Executive Officer and Ralph G. D’Ambrosio, Senior Vice President and Chief Financial Officer, in each case, of L-3 Holdings and L-3 Communications, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of L-3.
Date: November 2, 2011

/s/ Michael T. Strianese Michael T. Strianese Chairman, President and Chief Executive Officer	/s/ Ralph G. D’Ambrosio Ralph G. D’Ambrosio Senior Vice President and Chief Financial Officer